UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 4, 2016

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(212) 658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of President and Chief Executive Officer
On January 4, 2016, the Board of Directors of Ambac Financial Group, Inc. (“AFG” or the “Company”) appointed Nader Tavakoli President and Chief Executive Officer of the Company and AFG entered into an Employment Agreement (the “Employment Agreement”) with Mr. Tavakoli setting forth the terms and conditions of his employment with the Company.  The Employment Agreement provides that in connection with Mr. Tavakoli’s employment as President and Chief Executive Officer, the Company will use its commercially reasonable best efforts to cause Mr. Tavakoli (i) to be nominated to serve as a member of the Company’s Board of Directors (the “AFG Board”) during the Employment Period (as defined below), and (ii) to be appointed by the AFG Board to serve as a member of the Board of Directors of Ambac Assurance Corporation (“AAC”) during the Employment Period; in each case, so long as he remains the President and Chief Executive Officer of the Company. If Mr. Tavakoli’s employment as President and Chief Executive Officer is terminated by the Company for any reason or due to the expiration of the Employment Period, he will resign from his positions on the AFG Board and AAC’s Board of Directors unless otherwise mutually agreed with the AFG Board.
The Employment Agreement provides for an employment term (the “Employment Period”) commencing on January 1, 2016 (the “Effective Date”) and ending on December 31, 2018, unless earlier terminated in accordance with its terms. Under the Employment Agreement, Mr. Tavakoli is entitled to receive a base salary of no less than $950,000 per calendar year.  In addition, Mr. Tavakoli is eligible to receive an annual bonus based on the achievement of pre-established performance goals that are established by the compensation committee of the AFG Board (the “Compensation Committee”) in consultation with Mr. Tavakoli. With respect to calendar year 2015 (during which time Mr. Tavakoli served as interim President and Chief Executive Officer of the Company), the annual bonus will be no less than $750,000 and no greater than $1,500,000, as determined by the Compensation Committee, in its discretion. With respect to calendar year 2016 and each calendar year thereafter that ends during the Employment Period, Mr. Tavakoli’s threshold, target and maximum annual bonus amounts will be $712,500, $1,425,000 and $2,850,000, respectively, unless otherwise agreed between the Compensation Committee and Mr. Tavakoli.
The Employment Agreement also provides that Mr. Tavakoli will be granted a one-time award of restricted stock units under the Company’s Incentive Compensation Plan on January 4, 2016, which will have a grant date fair value of $4,275,000 based on the closing price of the Company’s common stock on such date (the “One-Time Equity Award”). The One-Time Equity Award will vest in three equal annual installments on December 31, 2016, December 31, 2017 and December 31, 2018, subject to Mr. Tavakoli’s continued employment with the Company through the applicable vesting date and such other terms as will be set forth in a restricted stock unit agreement evidencing the grant of such award.
With respect to each calendar year that ends during the Employment Period, commencing with calendar year 2016, Mr. Tavakoli will be granted an award of restricted stock units which will be subject to performance-based vesting conditions (the “Performance-based RSUs”). Each award of Performance-based RSUs granted to Mr. Tavakoli will be eligible to cliff vest at the end of a three year performance period based on the achievement of pre-established performance goals that are established annually by the Compensation Committee in consultation with Mr. Tavakoli. The threshold, target and maximum award amounts with respect to each such grant of Performance-based RSUs will be $1,068,750, $1,425,000 and $3,800,000, respectively, unless otherwise agreed between the Compensation Committee and Mr. Tavakoli. The target performance goals applicable to each such award of Performance-based RSUs will be based on the following performance metrics, unless the Compensation Committee, in consultation with Mr. Tavakoli, establishes different performance metrics for any such award of Performance-based RSUs: (i) 40% on the greater of the Company’s improvement in its “asset liability ratio” or “net asset value” (each of which will be calculated as set forth in the Employment Agreement), in each case over the applicable performance period, (ii) 10% on the Company’s “Cumulative EBITDA” (as defined in the Employment Agreement), and (iii) 50% based on the Company’s total shareholder return over the applicable performance period.

If Mr. Tavakoli’s employment terminates due to his death or “Disability” (as defined in the Employment Agreement) during the Employment Period, then Mr. Tavakoli (or his legal representative or estate) will be entitled to receive his base salary through the date of termination, an annual bonus for the year of termination based on actual full-year performance (with any individual factor being rated at 100%), pro-rated to reflect the time of service for such year through the date of termination, and any other accrued benefits to which Mr. Tavakoli is entitled as of the date of termination. With respect to all of Mr. Tavakoli’s outstanding equity awards granted on and after the Effective Date, (i) Mr. Tavakoli will receive 12 months of vesting acceleration on his then-outstanding time-based equity awards or, if vesting is less frequent than annually, a pro rata portion, with the period from the last vesting date (or, if none, the grant date) as the numerator and the period from such last vesting date (or grant date) to the next vesting date as the denominator, and (ii) with respect to Mr. Tavakoli’s then-outstanding performance-based equity awards, he will be deemed to have satisfied the service-based component of such awards and will be eligible to receive a portion of each such award based on actual performance through the end of the applicable performance period, pro-rated to reflect Mr. Tavakoli’s actual service plus 12 months during each performance period.
If Mr. Tavakoli’s employment terminates due to the expiration of the Employment Period, then Mr. Tavakoli will be entitled to receive his base salary through the date of termination and any other accrued benefits to which Mr. Tavakoli is entitled as of the date of termination. In addition, Mr. Tavakoli will be entitled to receive a lump sum severance payment equal to one times the sum of (i) Mr. Tavakoli’s base salary and (ii) the amount of his annual target bonus for the calendar year in which the date of termination occurs. With respect to all of Mr. Tavakoli’s outstanding equity awards granted on and after the Effective Date, (i) all of his then-outstanding time-based equity awards will become immediately vested and (ii) with respect to his then-outstanding performance-based equity awards, he will be eligible to vest in each such award based on actual performance through the end of the applicable performance period. Mr. Tavakoli will be eligible to receive an annual bonus in respect of calendar year 2018 regardless of whether he remains an employee as of the date such bonus is paid.
If the Company terminates Mr. Tavakoli’s employment other than for “Cause” or Mr. Tavakoli terminates his employment with “Good Reason” (as each such term is defined in the Employment Agreement), the Company will pay to Mr. Tavakoli his base salary due through the date of termination and any other accrued benefits to which Mr. Tavakoli is entitled as of the date of termination. In addition, Mr. Tavakoli will be entitled to receive the following severance payments and benefits: (a) a lump sum payment equal to two times the sum of (i) his base salary and (ii) the amount of his target bonus, (b) a lump sum payment equal to the product of (x) his target bonus and (y) a fraction, the numerator of which is the number of days Mr. Tavakoli was employed by the Company during the year of termination and the denominator of which is the number of days in such year, and (c) Mr. Tavakoli and his eligible dependents will be entitled to continue to participate in such basic medical and life insurance programs of the Company as are in effect from time to time, on the same terms and conditions as applicable to active senior executives of the Company, for twelve months or, if earlier, until the date Mr. Tavakoli becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage. If, (i) during calendar year 2016, the Company terminates Mr. Tavakoli’s employment other than for Cause or Mr. Tavakoli terminates his employment for Good Reason, then the lump sum payments described in items (a) and (b) will be no greater than $3,000,000 in the aggregate, or (ii) after calendar year 2016, Mr. Tavakoli terminates his employment for Good Reason as a result of a diminution in his title, reporting relationships, duties or responsibilities due to an action taken by the Wisconsin Office of the Commissioner of Insurance, then the lump sum payments described in items (a) and (b) will be no greater than $3,500,000 in the aggregate.
If the Company terminates Mr. Tavakoli’s employment other than for Cause or Mr. Tavakoli terminates his employment with Good Reason, he will be entitled to receive the following with respect to all of his outstanding equity awards granted on and after the Effective Date: (i) Mr. Tavakoli will receive 12 months of vesting acceleration on his then-outstanding time-based equity awards or, if vesting is less frequent than annually, a pro rata portion, with the period from the last vesting date (or, if none, the grant date) as the numerator and the period from such last vesting date (or grant date) to the next vesting date as the denominator, and (ii) with respect to his then-outstanding performance-based equity awards, Mr. Tavakoli will be deemed to have satisfied the service-based component of such awards and will be eligible to receive a portion of each such award based on actual performance through the end of the applicable performance period, pro-rated to reflect Mr. Tavakoli’s actual service plus 12 months during each performance period. If, during calendar year 2016, the Company terminates Mr. Tavakoli’s employment other than for Cause or Mr. Tavakoli terminates his employment for Good Reason, then the immediately preceding sentence will not apply and Mr. Tavakoli’s rights with respect to his equity or equity-related awards will be governed by the applicable terms of the related plan or award agreements.
If the Company terminates Mr. Tavakoli’s employment other than for Cause or Mr. Tavakoli terminates his employment for Good Reason, in each case within one year following the occurrence of a “Change in Control” (as defined in the Employment Agreement), then, in addition to the severance payments that he would otherwise be entitled to receive, as described above, with respect to all of Mr. Tavakoli’s outstanding equity awards granted on and after the Effective Date, (i) all of his then-outstanding time-based equity awards will become immediately vested and (ii) with respect to his then-outstanding performance-based equity awards, Mr. Tavakoli will be eligible to vest in each such award based on actual performance through the end of the applicable performance period.
Severance payments made to Mr. Tavakoli in connection with his termination of employment are subject to his delivery of a general release of claims and his material compliance with the restrictive covenants set forth in the Employment Agreement. The Employment Agreement contains restrictive covenants relating to the non-disclosure of confidential information, non-competition (which runs for 12 months following Mr. Tavakoli’s termination of employment), non-solicitation (or hiring) of employees (which runs for 12 months following Mr. Tavakoli’s termination of employment), mutual non-disparagement (which runs for three years following Mr. Tavakoli’s termination of employment), and cooperation on certain matters (which runs for 24 months following Mr. Tavakoli’s termination of employment). The Employment Agreement also sets forth certain stock ownership guidelines that will apply to Mr. Tavakoli. The guidelines generally require that Mr. Tavakoli hold shares of the Company’s common stock equal in value to six times his base salary.
Prior to his appointment as President and Chief Executive Officer of the Company on January 4, 2016, Mr. Tavakoli resigned as interim President and Chief Executive Officer of the Company on December 31, 2015. During the period from December 31, 2015 through January 4, 2016, the AFG Board appointed David Trick as acting Chief Executive Officer of the Company.
During the course of negotiating the final terms of the Employment Agreement, Mr. Tavakoli resigned as Interim President and Chief Executive Officer of the Company and from all other officer roles with AFG, AAC or any of their affiliates on December 31, 2015, but did not resign as a Director of Ambac or as Chairman of the Board of AAC. On January 2, 2016, the Board appointed David Trick as interim President and Chief Executive Officer of AFG, and Mr. Trick ceased to occupy that office upon Mr. Tavakoli’s appointment on January 4, 2016.
The above summary of the Employment Agreement, the One-Time Equity Award and the Performance-based RSUs is qualified in its entirety by reference to the full text of the Employment Agreement, the Form of Restricted Stock Unit Agreement (which evidences the grant of the One-Time Equity Award) and the Form of Long Term Incentive Compensation Agreement (which will be used to evidence the grant of Performance-based RSUs), which are filed as exhibits to this Current Report on Form 8-K.
Appointment of New Director
The Board of Directors of the Company appointed C. James Prieur to the AFG Board effective January 5, 2016. A copy of the Company’s press release announcing this information is being filed as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Mr. Prieur has also been appointed as a member of the Audit Committee and Compensation Committee of the Board.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.     The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
Number	Exhibit Description
10.1	Employment Agreement dated as of January 4, 2016, by and among Ambac Financial Group, Inc. and Nader Tavakoli.
10.2	Form of Restricted Stock unit Agreement dated as January 4, 2016, by and between Ambac Financial Group, Inc. and Nader Tavakoli.
10.3	Form of Long Term Incentive Compensation Agreement between Ambac Financial Group, Inc. and Nader Tavakoli.
99.1	Press Release dated January 5, 2016.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	January 5, 2016	By:	/s/ William J. White
First Vice President, Secretary, and Assistant General Counsel

Exhibit Index

Exhibit
Number	Exhibit Description
10.1	Employment Agreement dated as of January 4, 2016, by and among Ambac Financial Group, Inc. and Nader Tavakoli.
10.2	Form of Restricted Stock unit Agreement dated as January 4, 2016, by and between Ambac Financial Group, Inc. and Nader Tavakoli.
10.3	Form of Long Term Incentive Compensation Agreement between Ambac Financial Group, Inc. and Nader Tavakoli.
99.1	Press Release dated January 5, 2016.